UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21208

Oppenheimer Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 7/31/2016

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Common Stocks—95.8%
Consumer Discretionary—9.6%
Auto Components—1.0%
Johnson Controls, Inc.	48,320	$2,218,854

Automobiles—1.7%
Ford Motor Co.	122,620	1,552,369
Honda Motor Co. Ltd.	84,000	2,294,336
		3,846,705

Hotels, Restaurants & Leisure—1.8%
Las Vegas Sands Corp.	24,530	1,242,444
McDonald’s Corp.	24,210	2,848,307
		4,090,751

Household Durables—0.7%
Sekisui House Ltd.	96,000	1,603,251

Leisure Products—0.9%
Mattel, Inc.	62,590	2,089,254

Media—1.6%
Cinemark Holdings, Inc.	44,190	1,661,544
National CineMedia, Inc.	79,450	1,237,831
Sky plc	60,320	734,550
		3,633,925

Multiline Retail—0.5%
Kohl’s Corp.	14,830	616,780
Macy’s, Inc.	16,870	604,452
		1,221,232

Specialty Retail—0.8%
Barnes & Noble, Inc.	77,260	1,010,561
Foschini Group Ltd. (The)	79,814	855,197
		1,865,758

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	29,670	1,279,074

Consumer Staples—9.8%
Beverages—1.3%
Coca-Cola Co. (The)	65,940	2,876,962

Food & Staples Retailing—3.0%
Wal-Mart Stores, Inc.	92,720	6,765,778

Food Products—2.0%
B&G Foods, Inc.	68,020	3,509,152

	Shares	Value
Food Products (Continued)
Tate & Lyle plc	121,870	$1,165,528
		4,674,680

Household Products—2.0%
Procter & Gamble Co. (The)	53,020	4,537,982

Tobacco—1.5%
Philip Morris International, Inc.	21,590	2,164,613
Reynolds American, Inc.	27,626	1,382,958
		3,547,571

Energy—10.2%
Oil, Gas & Consumable Fuels—10.2%
BP plc, Sponsored ADR	167,925	5,776,620
Chevron Corp.	31,855	3,264,500
Enbridge, Inc.	74,597	3,068,175
Occidental Petroleum Corp.	28,985	2,166,049
Royal Dutch Shell plc, Cl. A, Sponsored ADR	54,702	2,833,017
Ship Finance International Ltd.	139,410	2,105,091
Statoil ASA, Sponsored ADR	42,290	672,834
Suncor Energy, Inc.	124,830	3,359,175
		23,245,461

Financials—19.4%
Capital Markets—1.3%
Apollo Global Management LLC, Cl. A1	54,843	940,557
Ares Management LP1	69,909	1,212,921
Waddell & Reed Financial, Inc., Cl. A	50,310	918,661
		3,072,139

Commercial Banks—9.4%
Banco de Chile, ADR	12,635	839,722
Bank of Montreal	29,380	1,883,846
BB&T Corp.	63,300	2,333,871
Danske Bank AS	40,887	1,108,987
Fifth Third Bancorp	120,010	2,277,790
Glacier Bancorp, Inc.	41,240	1,137,399

1 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Intesa Sanpaolo SpA	600,173	$1,321,012
JPMorgan Chase & Co.	102,730	6,571,638
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	209,210	1,330,576
Wells Fargo & Co.	55,570	2,665,693
		21,470,534

Consumer Finance—0.5%
Navient Corp.	74,646	1,059,973

Insurance—2.0%
Prudential Financial, Inc.	29,840	2,246,654
Sampo OYJ, Cl. A	54,109	2,241,352
		4,488,006

Real Estate Investment Trusts (REITs)—6.2%
American Capital Agency Corp.	72,860	1,427,328
Care Capital Properties, Inc.	18,990	561,724
Communications Sales & Leasing, Inc.	84,828	2,636,454
Digital Realty Trust, Inc.	22,050	2,303,343
HCP, Inc.	58,400	2,291,032
Omega Healthcare Investors, Inc.	39,890	1,376,205
Potlatch Corp.	91,650	3,505,613
		14,101,699

Health Care—11.6%
Pharmaceuticals—11.6%
Eli Lilly & Co.	44,860	3,718,445
GlaxoSmithKline plc, Sponsored ADR	71,240	3,210,787
Johnson & Johnson	35,210	4,409,348
Merck & Co., Inc.	27,230	1,597,312
Pfizer, Inc.	249,880	9,218,073
Roche Holding AG, Sponsored ADR	46,080	1,478,707
Sanofi, ADR	64,450	2,747,504
		26,380,176

Industrials—10.4%
Aerospace & Defense—2.7%
Lockheed Martin Corp.	24,220	6,121,121

	Shares	Value
Commercial Services & Supplies—1.0%
Waste Management, Inc.	34,060	$2,252,047

Construction & Engineering—0.4%
Ferrovial SA	43,104	890,436

Electrical Equipment—1.7%
Eaton Corp. plc	59,890	3,797,625

Industrial Conglomerates—1.5%
Siemens AG	32,577	3,536,841

Machinery—1.4%
Caterpillar, Inc.	17,050	1,411,058
Pentair plc	26,550	1,694,421
		3,105,479

Trading Companies & Distributors—1.7%
ITOCHU Corp.	190,600	2,155,363
Rexel SA	114,220	1,697,493
		3,852,856

Information Technology—7.5%
Communications Equipment—0.5%
Cisco Systems, Inc.	37,900	1,157,087

IT Services—0.5%
International Business Machines Corp.	7,380	1,185,376

Semiconductors & Semiconductor Equipment—2.5%
Intel Corp.	68,120	2,374,663
Microchip Technology, Inc.	59,560	3,313,918
		5,688,581

Software—1.3%
Microsoft Corp.	53,350	3,023,878

Technology Hardware, Storage & Peripherals—2.7%
Apple, Inc.	17,572	1,831,178
HP, Inc.	80,380	1,126,124
Seagate Technology plc	98,630	3,159,119
		6,116,421

Materials—4.1%
Chemicals—3.0%
Huntsman Corp.	100,650	1,556,049
LyondellBasell Industries NV, Cl. A	14,261	1,073,283
Mosaic Co. (The)	38,010	1,026,270

2 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

	Shares	Value
Chemicals (Continued)
Nissan Chemical Industries Ltd.	81,982	$2,606,256
Potash Corp. of Saskatchewan, Inc.	40,500	631,800
		6,893,658

Containers & Packaging—1.1%
International Paper Co.	30,160	1,381,629
WestRock Co.	24,860	1,066,743
		2,448,372

Telecommunication Services—7.6%
Diversified Telecommunication Services—6.7%
AT&T, Inc.	116,840	5,058,004
Bezeq The Israeli Telecommunication Corp. Ltd.	487,145	964,848
BT Group plc	198,600	1,080,123
CenturyLink, Inc.	45,720	1,437,437
Inmarsat plc	71,480	739,224
Spark New Zealand Ltd.	561,586	1,601,702
Verizon Communications, Inc.	80,130	4,440,003
		15,321,341

Wireless Telecommunication Services—0.9%
MegaFon PJSC, GDR	78,900	778,871
Vodafone Group plc, Sponsored ADR	40,890	1,263,501
		2,042,372

	Shares	Value
Utilities—5.6%
Electric Utilities—4.1%
American Electric Power Co., Inc.	24,720	$1,713,096
Avangrid, Inc.	20,960	946,135
Duke Energy Corp.	20,500	1,754,595
Edison International	26,980	2,087,712
Iberdrola SA2	5,526	37,890
Iberdrola SA	248,692	1,705,177
PG&E Corp.	15,960	1,020,482
		9,265,087

Multi-Utilities—1.5%
Ameren Corp.	37,380	1,960,207
SCANA Corp.	20,050	1,502,547
		3,462,754
Total Common Stocks (Cost $198,144,337)		218,231,097

Investment Company—3.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[3,4] (Cost $8,838,966)	8,838,966	8,838,966

Total Investments, at Value (Cost $206,983,303)	99.7%	227,070,063
Net Other Assets (Liabilities)	0.3	623,179
Net Assets	100.0%	$227,693,242

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 29, 2016[a]	Gross Additions	Gross Reductions	Shares July 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	9,063,661	17,363,447	17,588,142	8,838,966

3 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$8,838,966	$11,258

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Forward Currency Exchange Contracts as of July 31, 2016
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

MSCO	08/2016	USD	9,998	EUR	8,900	$39,400	$—
MSCO	10/2016	USD	4,822	JPY	485,500	51,652	—

Total Unrealized Appreciation and Depreciation						$91,052	$—

Glossary:
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

4 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Dividend Opportunity Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of Oppenheimer Funds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

5 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

6 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

7 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,361,470	$5,487,334	$—	$21,848,804
Consumer Staples	21,237,445	1,165,528	—	22,402,973
Energy	23,245,461	—	—	23,245,461
Financials	39,521,000	4,671,351	—	44,192,351
Health Care	26,380,176	—	—	26,380,176
Industrials	15,276,272	8,280,133	—	23,556,405
Information Technology	17,171,343	—	—	17,171,343
Materials	6,735,774	2,606,256	—	9,342,030
Telecommunication Services	12,198,945	5,164,768	—	17,363,713
Utilities	10,984,774	1,743,067	—	12,727,841
Investment Company	8,838,966	—	—	8,838,966

Total Investments, at Value	197,951,626	29,118,437	—	227,070,063
Other Financial Instruments:
Forward currency exchange contracts	—	91,052	—	91,052

Total Assets	$197,951,626	$29,209,489	$—	$227,161,115

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

8 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

9 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase,

10 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

11 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $365,760 and $13,140,711, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

12 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition

13 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$207,658,741
Federal tax cost of other investments	31,667

Total federal tax cost	$207,690,408

Gross unrealized appreciation	$27,171,285
Gross unrealized depreciation	(7,666,808)

Net unrealized appreciation	$19,504,477

14 OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Opportunity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date: 9/14/2016